QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 10, 2004 (November 9, 2004)

BURZYNSKI RESEARCH INSTITUTE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)
000-23425 (Commission File Number)	No. 76-0136810 (IRS Employer Identification No.)
9432 Old Katy Road, Suite 200, Houston, Texas (Address of Principal Executive Offices)	77055 (Zip Code)

(713) 335-5697
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

        On November 9, 2004, Burzynski Research Institute, Inc., a Delaware corporation ("BRI"), announced the signing of a Financial Advisory and Consulting Agreement with Millennium Energy Ventures.com, LLC ("MEVCO"). The Agreement provides BRI with access to MEVCO's advisory services related to the manufacturing realignment, pharmaceutical plant expansion, corporate focus and other consulting services to support the FDA approval process for the Antineoplastons A10 and AS2-1 for the treatment of brain stem glioma. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

  (c)
  Exhibits

  99.1
  Press Release, dated November 9, 2004, "Burzynski Research Institute, Inc. and Millennium Energy Ventures.com, LLC Sign Agreement."

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BURZYNSKI RESEARCH INSTITUTE, INC.
Date: November 9, 2004	By:	/s/ Stanislaw R. Burzynski Stanislaw R. Burzynski President, Secretary, and Chairman of the Board of Directors

INDEX TO EXHIBITS

Exhibit No.	Description
*99.1	Press Release, dated November 9, 2004, "Burzynski Research Institute, Inc. and Millennium Energy Ventures.com, LLC Sign Agreement."

*
Filed herewith

QuickLinks

  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits .
SIGNATURES
INDEX TO EXHIBITS